[Back Cover]

Fund Manager

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036

Independent Auditors

KPMG Peat Marwick LLP
One Boston Place, Boston, Massachusetts 02108

Investor Assistance
Custodian, Transfer and Dividend
Disbursing Agent and Registrar

State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)

Legal Counsel

Bingham, Dana & Gould
150 Federal Street, Boston, Massachusetts 02110

Trustees

Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
Richard I. Roberts

Officers

Richard I. Roberts, Chairman, Board of Trustees
Richard R. Christensen, President
William R. Parmentier, Jr., Vice President
Peter L. Lydecker, Treasurer and Controller
John A. Benning, Secretary
New York Stock Exchange Trading Symbol: USA

*Member of the audit committee.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of beneficial interest in the open market when the shares are trading at a discount of 10 percent or more from their net asset value.

[Liberty logo]

Printed with Soybean Inks

["Recycled" symbol]   Printed on Recycled Paper                    D/69M/11-95

[Front cover]

LIBERTY
ALL*STAR
EQUITY FUND
3rd
Quarter Report
1995

                          Liberty ALL*STAR Equity Fund

Third Quarter Report
Chairman's Letter

-------------------------------------------------------------------------------
Fund Performance for the third quarter and the three quarters ended September 30, 1995 earned by ALL-STAR's Portfolio Managers. Figures shown for ALL-STAR and the Lipper Growth & Income Mutual Fund Average are total returns, which include income, less fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices include income.

                                       Third             First Three
                                      Quarter           Quarters, 1995
                                 -----------------     ---------------
ALL-STAR:
 Net Asset Value                       7.7%                 28.6%
 Market Price                          6.5%                 31.5%
Lipper Growth & Income
  Mutual  Fund Average                 7.1%                 24.9%
S&P 500 Stock Index                    7.9%                 29.7%
Dow Jones Industrial
  Average                              5.7%                 27.2%
ALL-STAR Closing Price
  Range                            10-5/8 - 9-3/4       10-5/8 - 8-1/2
ALL-STAR Discount/Premium
   Range                              -3.6% to             -0.7% to
                                       -10.3%               -10.3%
-------------------------------------------------------------------------------

To Our Fellow Shareholders:                                      November 1995

The net asset value (NAV) of a common share of ALL-STAR rose from $10.53 on June 30, 1995 to $11.05 on September 30, 1995, after deducting the cash distribution of 27 cents paid to shareholders during the quarter. The market price of a share of ALL-STAR traded in a range from $9.75 to $10.625 before closing the quarter at $10.375. The ending price represented a discount to NAV of 6.1 percent, compared with a discount to NAV of 5.0 percent on June 30, 1995. Key investment results and comparisons are noted in the box.

The third quarter showed a continuation of the bullish stock market results of the first and second quarters. As the box on the left shows, ALL-STAR was up 7.7%, which compares favorably with 7.1% for the Lipper Growth and Income Average (ALL-STAR's primary benchmark comparison) and 7.9% for the S&P 500 Index. And for the nine months, the numbers were up 28.6%, 24.9% and 29.7%, respectively. Clearly, investment performance thus far in 1995 has been amazing, both in magnitude and quarter-to-quarter consistency.

However, these nine months results are not the best for comparable periods in ALL-STAR's history. Nor in the past has the Fund's results for the first nine months of a year proven a useful indicator of either the magnitude or direction for the full year, as the following sample shows:

            Nine
           Months      Full Year
 Year      Return        Return
-----     ----------   ----------
1987        31.1%         (1.0%)
1989        29.5          30.0
1991        25.3          39.3
1995        28.6           ?

It has been well-publicized that powerful demand-pull has been propelling stock prices higher, with demand coming from equity mutual funds, employee benefit plans, other institutional investors and investors generally. In some places, it is said that this has been a period of investor mania. But no matter how it is characterized, numerous fundamental conditions have been favorable for the up move. Corporate profits have generally been excellent, with interest rates and inflation low and consumer sentiment positive.

It is axiomatic that the higher stock prices go, the more difficult it is for them to make continuing meaningful progress. And, presently, virtually all market indices are on very high ground. Reasonable care and caution seems in order.

I also direct your attention to Richard Christensen's President's Letter and John Lindenthal's comments in the Manager Profile. I think you will find them interesting.

Sincerely,

/s/ Richard I. Roberts

Richard I. Roberts, Chairman
Board of Trustees
Liberty ALL-STAR Equity Fund

                          Liberty ALL*STAR Equity Fund

Third Quarter Report
President's Letter

To Our Fellow Shareholders:

November 1995

As discussed in the Chairman's letter, the stock market's advance continued unabated during the third quarter. Returns during that time were strongest for smaller capitalization issues, as the S&P Mid-Cap Index outperformed the S&P 500 Index by almost 2%. There was also a wide disparity in sector returns with financial and health care stocks posting returns almost double that of the overall market. Technology stocks, which provided market leadership for the first half of the year, underperformed by a small amount for the third quarter.

In previous letters we have discussed various aspects of LAMCO's multi-management process. An important part of this process is the continuing evaluation of the Portfolio Managers compared with their respective peer groups. From time to time, we replace a manager when we believe such replacement will enhance the Fund's ability to achieve the dual objectives of better than average return and less than average volatility compared with other growth and income funds, growth and income being the commonly used industry category that corresponds to All-Star's investment objective.

We seek three fundamental attributes in a manager:

(bullet) Compatibility with the basic nature of the Fund, which is designed to be a core domestic growth and income equity fund. In addition, we seek a distinctive style that is consistently followed and is different from and complementary to those of the other Portfolio Managers to reduce the overall volatility of the Fund.

(bullet) Good long-term investment performance relative to its peer group.

(bullet) Consistency of investment philosophy, decision making process and organization through time.

Manager searches have both quantitative and qualitative aspects. We start with a universe of over two thousand institutional managers whose style could logically fit into the Fund's team of managers (these managers typically manage corporate pension plans, university endowment funds and the like). Then we use a series of quantitative, computer-based screens, including long-term investment performance, to narrow down the list. The final step is a series of intensive interviews to understand in depth the investment philosophy, decision making process and organization of each of the finalists. Then we choose the manager we consider to be the best for the Fund and so recommend to the Board of Trustees for approval.

On a final note, LAMCO is pleased to announce that the transactions were consummated on November 6, 1995 whereby The Charles Allmon Trust, Inc., a closed-end fund traded on the New York Stock Exchange, is now managed entirely by LAMCO and renamed Liberty All-Star Growth Fund, Inc. (New York Stock Exchange ticker symbol: ASG). Please also note our new address and telephone number on the back cover of this report.

Sincerely,

Richard R. Christensen

Richard R. Christensen, President
Liberty All-Star Equity Fund and
Liberty Asset Management Company

Commentary

Managers' Differing Investment Styles
Are Reflected in Portfolio Characteristics

The Portfolio Characteristics table on this page is a regular feature of ALL-STAR shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of ALL-STAR's five investment managers. These differences are a reflection of the fact that each pursues an individual Investment Style. The shaded column highlights the characteristics of ALL-STAR as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.

The Styles practiced by ALL-STAR's five investment managers are:

Cooke & Bieler, Inc./Value--
Companies with sound fundamentals: seasoned, well-managed and financially strong.

Oppenheimer Capital/Value--
Contrarian holdings being overlooked and undervalued by investors.

Palley-Needelman Asset Management, Inc./Value--
Large capitalization companies with attractive valuations, sound fundamentals and good prospects.

Columbus Circle Investors/Growth--
Companies whose growing earnings are not fully reflected in their share prices.

Provident Investment Counsel, Inc./Growth--
Companies with fast growing earnings and bright prospects.

Portfolio Characteristics

as of                                      VALUE STYLES              GROWTH STYLES
September 30, 1995                 ----------------------------    -----------------
                                    Cooke
                                       &                      Palley-     Columbus                  Total       S&P
                                   Bieler     Oppenheimer    Needelman     Circle     Provident   ALL-STAR    500 Index
                                    -------------------------------------------------------------------------------------
Portfolio          Number of
              1.   Holdings            33         29           37           50            60         175         500
                   Percent in
              2.   Top Ten             44%        45%          31%          31%           36%         15%         18%
 --------------------------------------------------------------------------------------------------------------------
Size and           Average Sales
  Debt             or Revenues
              3.   (billions)       $12.4      $12.4        $13.8        $11.7          $8.9       $11.8       $22.7
                   Average
                   Debt/Capital
              4.   Ratio               23%        48%          35%          28%           33%         33%         33%
 --------------------------------------------------------------------------------------------------------------------
Profit-            Average
  ability          Return on
              5.   Total Capital       19%       13%          10%          15%           18%         15%         14%
                   Average
                   Return on
              6.   Equity              23%       21%          16%          20%           23%         21%         21%
 --------------------------------------------------------------------------------------------------------------------
Growth             Average
                   5-Year Sales
                   Per Share
              7.   Growth               7%       13%           5%          16%           20%         13%         10%
                   Average
                   5-Year
                   Earnings
                   Per Share
              8.   Growth              12%       25%          20%          29%           31%         24%         20%
 --------------------------------------------------------------------------------------------------------------------
Yield              Dividend
              9.   Yield              2.8%      1.6%         2.6%         1.1%          0.6%        1.7%        2.4%
                   Average
                   5-Year
                   Dividend
             10.   Payout Ratio        52%       32%          52%          27%           13%         35%         47%
 --------------------------------------------------------------------------------------------------------------------
Valuation          Average
                   Price/Earnings
             11.   Ratio             16.5x     14.5x        14.1x        19.3x         26.4x       17.4x       16.4x
                   Average
                   Price/Book
             12.   Value Ratio        3.0x      2.6x         2.1x         3.1x          5.2x        2.9x        2.8x
 --------------------------------------------------------------------------------------------------------------------

                          LIBERTY ALL*STAR EQUITY FUND

Major Stock Changes in the
Third Quarter

The following are the major ($2.5 million or more) stock changes--both additions and reductions--that were made in ALL-STAR's portfolio during the third quarter of 1995.
                                                Shares
                                  ------------------------------------
                                                                Held
Name                             Additions   Reductions        9-30-95
----------------------------------------------------------------------
American Express Co.                80,000                      80,000
Brunswick Corp.                    150,000                     150,000
Capital Cities/ABC, Inc.            23,100                      80,400
Champion International Corp.        46,600                     146,600
Chemical Banking Corp.              56,800                      56,800
Dayton Hudson Corp.                 50,000                      50,000
Deere & Co.                         30,100                      30,100
Georgia-Pacific Corp.               37,400                      37,400
Kimberly Clark Corp.                64,400                     64,400
LSI Logic Corp.                     82,600                      82,600
MCI Communications Corp.           134,400                     134,400
Pitney Bowes Inc.                   66,000                     180,000
Upjohn Co.                         139,400                     139,400
Ahmanson (H.F.) & Co.                          (139,100)             0
AMP, Inc.                                       (72,400)             0
American Telephone & Telegraph                  (40,700)        39,300
Applied Materials, Inc.                         (26,600)        55,600
Baker Hughes Inc.                              (155,000)             0
General Motors Corp.                            (95,000)             0
Hanson PLC ADR                                 (220,000)             0
Intel Corp.                                    (113,800)       180,000
International Business
  Machines Corp.                                (41,000)        60,000
McDonalds Corp.                                 (78,000)             0
Pacific Telesis Group                           (92,000)       103,000
Pfizer, Inc.*                                   (71,600)             0
Procter & Gamble Co.                           (102,600)             0
Ryder Systems, Inc.                            (163,200)             0
Shawmut National Corp.                         (100,000)             0
SmithKline Beecham PLC ADR                      (97,200)        57,100
Texas Instruments, Inc.*                        (19,700)        50,000
Warnaco Group, Inc. Class A                    (300,000)             0

*Adjusted for stock split

Shareholders'
Investment Growth

A report on per-share
values, distributions and
reinvestment since
ALL-STAR's inception

Since its inception, ALL-STAR has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically used to acquire additional shares of ALL-STAR. In addition, three rights offerings have allowed investors to acquire additional shares. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every ten shares held, the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; and the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held.

As the graph on the facing page shows, an original share, including the rights offering and dividend reinvestment shares, has grown to a net asset value of $35.15 (3.18 shares times the current $11.05 net asset value per share) and a market price value of $33.01 (3.18 times $10.375). Excluding the rights offering shares, an original share has grown to 2.58 shares. Thus, the original share has grown to a net asset value of $28.50 (2.58 shares times the current $11.05 net asset value per share) and a market price value of $26.76 (2.58 times $10.375).

Long Term Investment
Performance Update

 -----------------------------------------------------------------------------

Annualized through September 30, 1995
                                         1 Year      3 Years     5 Years
                                          ---------------------------------
ALL-STAR                                  26.3%        13.7%       18.0%

ALL-STAR
(Distributions Reinvested)                26.4%        13.7%       18.1%

Lipper Growth &
Income Mutual Fund Average                22.9%        13.3%       15.5%

Standard & Poor's
500 Stock Index                           29.6%        14.9%       17.2%

Dow Jones Industrial Average              27.9%        16.7%       17.7%
 -----------------------------------------------------------------------------

------------------------------[mountain chart] ------------------------------

[plot points]

 -----------------------------------------------------------------------------
                 Shares                 Shares       Shares
                Owned at      Per      Purchased    Acquired
               Beginning     Share      Through      Through
                   of      Distri-  Reinvestment     Rights
Year             Period    butions      Program     Offering
 ------------------------------------------------------------
1987              1.00     $1.18         .14            --
 ------------------------------------------------------------
1988              1.14     $0.64         .11            --
 ------------------------------------------------------------
1989              1.25     $0.95         .16            --
 ------------------------------------------------------------
1990              1.40     $0.90         .17            --
 ------------------------------------------------------------
1991              1.57     $1.02         .17            --
 ------------------------------------------------------------
1992              1.74     $1.07         .20         0.18 (2)
 ------------------------------------------------------------
1993              2.12     $1.25(5)      .25         0.14 (3)
 ------------------------------------------------------------
1994              2.52     $1.00         .28          .016(4)
 ------------------------------------------------------------
1995
1st Quarter       2.95     $0.24         .07            --
2nd Quarter       3.03     $0.25         .08            --
3rd Quarter       3.10     $0.27         .08            --

                             NAV(1)                  Price
                 Shares        Per       Total        Per
                  Owned       Share       NAV        Share      Total
                 at End      at End        of       at End      Price
                   of          of        Shares       of       Shares
Year             Period      Period      Owned      Period      Owned
 ---------------------------------------------------------------------
1987              1.14       $ 7.90     $ 9.01       6         $ 6.85
 ---------------------------------------------------------------------
1988              1.25       $ 8.29     $10.33       7-1/4     $ 9.04
 ---------------------------------------------------------------------
1989              1.40       $ 9.58     $13.43       8-1/4     $11.57
 ---------------------------------------------------------------------
1990              1.57       $ 8.92     $13.99       7-3/4     $12.16
 ---------------------------------------------------------------------
1991              1.74       $11.20     $19.49      10-3/4     $18.71
 ---------------------------------------------------------------------
1992              2.12       $10.78     $22.81      11-1/8     $23.54
 ---------------------------------------------------------------------
1993              2.52       $10.40     $26.20      11-1/8     $28.03
 ---------------------------------------------------------------------
1994              2.95       $ 9.26     $27.34       8-1/2     $25.09
 ---------------------------------------------------------------------
1995
1st Quarter       3.03       $ 9.83     $29.74       9-5/8     $29.12
2nd Quarter       3.10       $10.53     $32.65          10     $31.01
3rd Quarter       3.18       $11.05     $35.15      10-3/8     $33.01


1) Net Asset Value

2) Rights offering completed in April 1992. One share offered at $10.05 for every ten shares owned.

3) Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.

4) Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.

5) Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of 11-1/8.

                          LIBERTY ALL*STAR EQUITY FUND

Top 50
Holdings
As of
September 30, 1995

            Rank                                                         % of
           as of                                              Value       Net
  Rank    6/30/95   Security Name                             ($000)    Assets
 ------------------------------------------------------------------------------
    1          3    Citicorp                                   $14,907     1.7%
    2          4    Microsoft Corp.                             12,580     1.5
    3         14    Nokia Corp. ADR                             12,220     1.4
    4          7    Monsanto Company                            12,211     1.4
    5         12    Ericsson (L.M.) Telephone Co.
                      Class B ADR                               11,657     1.4
    6          9    Motorola Inc.                               11,456     1.3
    7          2    Royal Dutch Petroleum Co.                   11,428     1.3
    8          6    May Department Stores Co.                   11,375     1.3
    9          8    Avon Products, Inc.                         10,884     1.3
   10          1    Intel Corp.                                 10,823     1.3
   11         16    Raytheon Co.                                10,455     1.2
   12         20    Medtronic Inc.                              10,041     1.2
   13         13    McDonnell Douglas Corp.                      9,930     1.2
   14          5    Capital Cities/ABC Inc.                      9,457     1.1
   15         10    Oracle Systems Corp.                         9,108     1.1
   16         15    Federal Home Loan Mortgage Corp.             8,848     1.0
   17         19    Merck & Co.                                  8,288     1.0
   18         77    Cisco Systems, Inc.                          8,004     0.9
   19         53    Amgen, Inc.                                  7,920     0.9
   20         50    Champion International Corp.                 7,898     0.9
   21         26    American Greetings Corp.                     7,820     0.9
   22         71    Pitney Bowes Inc.                            7,560     0.9
   23         33    American International Group, Inc.           7,459     0.9
   24         17    Marsh & McLennan Companies, Inc.             7,382     0.9
   25         31    EXEL Limited                                 7,266     0.8
   26         25    Triton Energy Corp.                          7,256     0.8
   27         23    Exxon Corp.                                  7,225     0.8
   28         27    Readers Digest Association Inc. Class A      7,163     0.8
   29         21    Union Camp Corp.                             7,163     0.8
   30         29    Dover Corp.                                  6,962     0.8
   31         34    First Data Corp.                             6,956     0.8
   32         36    Arrow Electronics Inc.                       6,797     0.8
   33         30    Unilever N.V.                                6,500     0.8
   34         35    General Electric Co.                         6,375     0.7
   35         42    The Dun & Bradstreet Corp.                   6,366     0.7
   36         48    Bank of New York, Inc.                       6,282     0.7
   37         NEW   Upjohn Co.                                   6,221     0.7
   38         41    Sprint Corp.                                 6,125     0.7
   39         32    Computer Associates International, Inc.      6,078     0.7
   40         54    Genuine Parts Co.                            5,898     0.7
   41         58    Travelers Group, Inc.                        5,844     0.7
   42         46    Progressive Corp.                            5,818     0.7
   43         37    AFLAC Inc.                                   5,810     0.7
   44         47    State Street Boston Corp.                    5,800     0.7
   45         92    Office Depot Inc.                            5,781     0.7
   46         44    Morgan Stanley Group, Inc.                   5,768     0.7
   47         51    Warner Lambert Co.                           5,715     0.7
   48         64    Transamerica Corporation                     5,700     0.7
   49         22    Applied Materials, Inc.                      5,685     0.7
   50         11    International Business Machines Corp.        5,663     0.7

                                    ALL*STAR

[Photo] John G. Lindenthal
John G. Lindenthal
Oppenheimer Capital

Manager Profile

Why Oppenheimer Capital Finds Value in Excess Cash Flow And Industrial Position

Oppenheimer Capital is one of ALL-STAR's five portfolio management companies. Oppenheimer is a Value Style Manager investing in the stocks of quality companies with sound business prospects that are considered undervalued because they are either currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow and reasonable prices in relation to book value. Recently, we had the opportunity to talk with Managing Director John G. Lindenthal, ALL-STAR's Portfolio Manager at Oppenheimer.

LAMCO: Other than manager roundtables, the last time we had the opportunity to talk with you was the Semi-Annual Report in 1993. So, for newer shareholders as well as for those who have been invested in ALL-STAR for some time it may be a good idea to revisit Oppenheimer's philosophy and investment approach.

Lindenthal: Our philosophy and our investment style have always been Value. Value to us is what is created by a well-positioned corporation and by the process of excess cash flow generation, which we define as funds available after spending to maintain the industrial position of the company. What a management team does with the excess cash flow is vital. It can allocate to new investment opportunities if high return opportunities are present, it can buy back stock, it can pay down debt, it can make strategic acquisitions or it can raise the dividend.

Our conviction level that the free cash flow will be available in the future is based on our analysis of the overall business, although we think that Value investing is a very dynamic process and is not, in our minds, as statistically-driven as more traditional Value managers may approach it. In other words, we believe that the secret to Value investing is to really look behind the numbers and to get a sense of what is driving those numbers. It comes down to this: economic value is created by corporations, and how corporations reinvest those funds in the business is crucial to having a successful investment.

LAMCO: You use the term "industrial position." Define it for us.

Lindenthal: The industrial position of a company is crucial to us. We want businesses that are growing and prospering, and we think the single most important attribute of investing is return on capital. So, we like companies that generate high returns on capital and we get conviction that those high returns will be there going forward by doing our analysis of the company's industrial position. By this, we mean such factors as its market share, its cost of production, its distribution, its new product opportunities and its opportunities to cut cost. All of that goes into what we would call the company's "industrial position."

LAMCO: Turning to the stock market, the technology sector has been very strong now for quite some time, and although your portfolio is not heavily invested in technology you have done quite well. But you are overweighted in financial stocks. Could you discuss how your financial sector weightings have contributed to performance?

                                                           Continued on page 8

Continued from page 7

 ...............................................................................
'The industrial position of a company is crucial to us. We want businesses that are growing and prospering, and we think the single most important attribute of investing is return on capital.'
 ...............................................................................

Lindenthal: Yes, I should preface my remarks by saying that we've had an overweighted position of about one-third of the total portfolio going back to the early '90s when we first became an ALL-STAR manager. So, even though this year it has been very rewarding to have a high position in financial stocks, it is not something that is new to us or to ALL-STAR. This year, financial stocks have performed well because interest rates have been coming down and the companies that we own have been doing extremely well.

I should also point out that while the financial stocks we own have benefited from the lower interest rate environment, there have been previous quarters when financial stocks have not performed well due to rising interest rates. However, we don't buy stocks based on an interest rate forecast. We own them because 1) we like their returns on capital, 2) we think they are very well managed, and 3) we think management works for the best interests of shareholders.

We have felt over the last couple of years that valuation levels--that is, what one gets in relation to what one pays--have been extremely attractive on both a relative and an absolute basis. We still like financial companies going forward, although we're selective. It has been a stock-by-stock or company-by-company approach where we have found a number of stocks that fit our criteria.

I should also mention that we have had some exposure to technology--about 10 percent of the portfolio--and the four stocks we own have done well.

LAMCO: Mentioning those technology holdings, could you identify them for us?

Lindenthal: We've had positions in Intel, Motorola, Nokia, which is a Finnish communications company, and Arrow Electronics, which is a distributor of semiconductors and industrial electronic components.

LAMCO: Are the financial stocks that you mentioned in the Manager Roundtable in the 1995 Semi-Annual Report still in the portfolio? They are CitiCorp, Exel, Morgan Stanley and Federal Home Loan Mortgage.

Lindenthal: Yes, they're all still in the portfolio. We did some selective trimming in our position to consolidate gains, but we still own them all.

LAMCO: That leads us to ask about your selling discipline. Can you describe it for us?

Lindenthal: At the time we purchase a stock we set both a risk and reward target. If the stock reaches our target price and nothing has changed, we will sell the stock. However, if we get new information that enhances our original position on the stock, then we will raise our target to reflect this new input. If we get information that our analysis of the company was incorrect, or if the fundamentals of the company are different than we expected, we will sell the stock.

LAMCO: In other words, a dynamic process.

Lindenthal: Definitely. We don't see any reason to stick to a target because it was the price that we initially set if, for instance, the cash flow, market position or balance sheet improves dramatically. In those cases, we think we should adjust our target price upward. But it's always a reasoned process, not just rationalizing a higher stock price.

                                    ALL*STAR

LAMCO: Is there any such thing as a typical holding period?

Lindenthal: There's no such thing with us, although we generally own things for a considerable period of time. As I mentioned, we've owned a number of financial stocks for four or five years. We believe in relationship investing and we believe in having a dialogue with the company. We have owned some stocks such as, May Department Stores and General Electric, for more than 10 years.

LAMCO: If you bought a stock and right away it went down 10 or 15 percent, what would you do?

Lindenthal: There's nothing like a lower price to initiate further reviews of your position. Yes, we will reexamine our position, and most of the time if we find that the stock has gone down for market-related reasons we will use it as an opportunity to add to our position.

LAMCO: Getting back to your fundamental selling discipline, can you give us an example of a stock that you sold as a result of your sell discipline?

Lindenthal: We recently sold our position in Warnaco, which is a very profitable women's apparel company based in New York. The reason we sold it was primarily because the stock had appreciated more than 50 percent this year and in reexamining the business we found that nothing had really changed from our initial analysis. So, it reached our target price and we decided to realize our profit and reinvest in something else. We would add, though, that Warnaco also decided to take advantage of a higher stock price and sell 9 million new shares to the public, the proceeds of which were to go to possible acquisition down the road. So, the combination of near-term earnings dilution with the stock offering and the stock hitting our target price caused us to sell the stock.

LAMCO: Tell us about some additions to the portfolio, please.

Lindenthal: We have two relatively new additions to the portfolio, the first being somewhat controversial with us because we have not owned an airline stock in more than 10 years. However, we took a position in American Airlines and the reason is that the industry is changing fairly dramatically and American is at the forefront of this change. We believe that the financial characteristics of the company are going to change quite substantially--it will go from a net user of funds to a significant net generator of funds. We think the free or excess cash flow this year and going forward for the next couple of years will be in the vicinity of $12 a share. Management tells us that it's going to use the free cash flow to pay down debt, and we believe that as they do this the asset value of the company is going to improve. Together with better prospects for the overall industry, profitability levels are going to rise substantially, we believe. We also think that American has a significant hidden jewel in its Sabre reservation system, which we believe generates about $200 million in free cash flow. In addition, it has more than a 40 percent market share in and outside of the United States. If it were a business on its own, we believe it would sell at a

 ...............................................................................
'If the stock reaches our target price and nothing has changed, we will sell the stock. However, if we get new information that enhances our original position on the stock, then we will raise our target to reflect this new input.'
 ...............................................................................

                                                          Continued on page 10

Continued from page 9

very significant price in the marketplace.

LAMCO: Is American facing major investments to upgrade its fleet any time soon?

Lindenthal: We think that American has the most up-to-date fleet in the airline industry--in fact, this year and next year we think American will be a net seller of airplanes. The concern with American, if there is one, is that they're still negotiating some labor contracts and, historically, this has been a difficult process.

LAMCO: Tell us about the other addition to the portfolio.

Lindenthal: We recently added Champion International, which is a large, well diversified paper company. When we analyzed Champion and looked at its cash flow statement over the last four or five years we noticed that they spent upwards of $5 billion in order to upgrade their existing plants. So, we think Champion's current paper producing plants are state-of-the-art and very, very valuable. With that spending largely completed and because of favorable cyclical conditions--in the business cycle, the paper cycle and the pricing environment--we believe that Champion will earn in the vicinity of $7 a share this year and about $9 a share next year. An important part of that is excess cash flow. Further, management this year has paid down substantial amounts of debt, plus they've repurchased 6 million shares this year. We think both the debt paydown and the stock repurchase program will extend into next year. [star]

 -----------------------------------------------------------------------------

Dividend Reinvestment Plan

Through ALL-STAR's Automatic Dividend Reinvestment and Cash Purchase Plan, ALL-STAR shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund.

Participating shareholders are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time.

 -----------------------------------------------------------------------------

                          LIBERTY ALL*STAR EQUITY FUND

Schedule of Investments                               as of September 30, 1995
(Unaudited)
Common Stocks (95.3%)
                                                  Shares      Market Value
Aerospace (1.7%)
The Boeing Co.                                     74,000     $  5,050,500
McDonnell Douglas Corp.                           120,000        9,930,000
                                                                 ----------
                                                                14,980,500
                                                                 ----------
Agricultural Machinery (0.3%)
Deere & Co.                                        30,100        2,449,388
                                                                 ----------

Auto Parts (0.9%)
Eaton Corp.                                        28,800        1,526,400
Genuine Parts Co.                                 147,000        5,898,375
                                                                 ----------
                                                                 7,424,775
                                                                 ----------
Banks (4.4%)
Bank of New York, Inc.                            135,000        6,282,150
Chemical Banking Corp.                             56,800        3,457,000
Citicorp                                          210,700       14,907,025
CoreStates Financial Corp.                        130,000        4,761,250
State Street Boston Corp.                         145,000        5,800,000
Wachovia Corp.                                     70,000        3,018,750
                                                                 ----------
                                                                38,226,175
                                                                 ----------
Broadcasting & Cable (2.4%)
British Sky Broadcasting Group PLC ADS (a)         60,000        2,167,500
Cabletron Systems Incorporated (a)                 40,000        2,635,000
Capital Cities/ABC, Inc.                           80,400        9,457,050
Tele Communications, Inc. Liberty Media
  Group A                                          63,950        1,710,662
Viacom, Inc. (a)                                   86,000        4,278,500
                                                                 ----------
                                                                20,248,712
                                                                 ----------
Business Services (2.2%)
The Dun & Bradstreet Corp.                        110,000        6,366,250
First Data Corp.                                  112,200        6,956,400
First Financial Management Corp.                   56,200        5,486,525
                                                                 ----------
                                                                18,809,175
                                                                 ----------
Chemicals (2.5%)
The Lubrizol Corp.                                123,000        4,012,875
Monsanto Co.                                      121,200       12,210,900
Sherwin-Williams Co.                              154,000        5,390,000
                                                                 ----------
                                                               21,613,775
                                                                 ----------
Computers & Business Equipment (11.8%)
Applied Materials, Inc. (a)                        55,600     $  5,685,100
Automatic Data Processing, Inc.                    50,000        3,406,250
Broderbund Software, Inc. (a)                      36,300        2,763,338
Ceridian Corp. (a)                                 10,000          443,750
Cisco Systems, Inc. (a)                           116,000        8,004,000
Computer Associates International, Inc.           143,850        6,077,663
Computer Sciences Corp. (a)                        40,000        2,575,000
General Motors Corp. Class E                       72,700        3,307,850
Hewlett-Packard Co.                                65,000        5,419,375
Informix Corp. (a)                                 30,000          975,000
Intel Corp.                                       180,000       10,822,500
International Business Machines Corp.              60,000        5,662,500
LSI Logic Corp. (a)                                82,600        4,770,150
Microsoft Corp. (a)                               139,000       12,579,500
Oracle Systems Corp. (a)                          237,350        9,108,306
Pitney Bowes Inc.                                 180,000        7,560,000
3Com Corp. (a)                                     60,000        2,730,000
Texas Instruments, Inc.                            50,000        3,993,750
Xerox Corp.                                        39,000        5,240,625
                                                                 ----------
                                                               101,124,657
                                                                 ----------
Construction (0.9%)
Foster-Wheeler Corp.                              125,000        4,421,875
MASCO Corp.                                       140,000        3,850,000
                                                                 ----------
                                                                 8,271,875
                                                                 ----------
Consumer Products (1.3%)
Unilever N.V.                                      50,000        6,500,000
VF Corp.                                           85,500        4,360,500
                                                                 ----------
                                                                10,860,500
                                                                 ----------
Cosmetics & Toiletries (1.7%)
Avon Products, Inc.                               151,700       10,884,475
The Gillette Co.                                   80,000        3,810,000
                                                                 ----------
                                                                14,694,475
                                                                 ----------
Diversified (3.0%)
American Standard Companies, Inc.                  58,000        1,711,000
Coltec Industries Inc. (a)                        300,000        3,600,000
Corning, Inc.                                     182,000        5,209,750
General Electric Co.                              100,000        6,375,000
Minnesota Mining & Manufacturing Co.               79,800        4,508,700
Whitman Corp.                                     200,000        4,125,000
                                                                 ----------
                                                                25,529,450
                                                                 ----------

Drugs & Health Care (9.1%)
Amgen, Inc. (a)                                    158,800    $  7,920,150
Becton, Dickson & Co.                               49,900       3,137,462
Bristol-Meyers Squibb Co.                           70,000       5,101,250
Cardinal Health, Inc.                               30,000       1,661,250
Ciba-Geigy A G ADR                                  98,900       3,758,200
Columbia/HCA Healthcare Corp.                       92,500       4,497,813
HEALTHSOUTH Corp. (a)                               40,000       1,020,000
Johnson & Johnson                                   70,900       5,255,463
Medtronic, Inc.                                    186,800      10,040,500
Merck & Co., Inc.                                  148,000       8,288,000
Oxford Health Plans, Inc. (a)                       24,000       1,746,000
Schering Plough Corp.                              104,000       5,356,000
SmithKline Beecham PLC ADR                          57,100       2,890,683
St. Jude Medical, Inc.                              56,900       3,598,925
United Healthcare Corp.                             45,000       2,199,375
Upjohn Co.                                         139,400       6,220,725
Warner Lambert Co.                                  60,000       5,715,000
                                                                 ----------
                                                                78,406,796
                                                                 ----------
Electrical Utilities (0.5%)
Pinnacle West Capital Corp.                        170,000       4,462,500
                                                                 ----------

Electronics & Electrical Equipment (8.1%)
Analog Devices, Inc. (a)                            36,000       1,246,500
Arrow Electronics, Inc. (a)                        125,000       6,796,875
Atmel Corp. (a)                                     71,200       2,403,000
Cooper Industries, Inc.                            115,000       4,053,750
General Instrument Corp. (a)                        41,000       1,230,000
General Motors Corp. Class H                        83,000       3,403,000
Glenayre Technologies,
  Inc. (a)                                          10,000         720,000
KLA Instruments Corp. (a)                           20,400       1,637,100
Loral Corp.                                         67,000       3,819,000
Molex, Inc.                                         39,063       1,308,594
Motorola, Inc.                                     150,000      11,456,250
Nokia Corp. ADR                                    175,200      12,220,200
Philips Electronics N.V.                           110,000       5,362,500
Raytheon Co.                                       123,000      10,455,000
Tyco International Ltd.                             30,000       1,890,000
Xilinx Inc. (a)                                     30,000       1,443,750
                                                                 ----------
                                                                69,445,519
                                                                 ----------
Financial Services (4.7%)
American Express Co.                                80,000     $ 3,550,000
Federal Home Loan Mortgage Corp.                   128,000       8,848,000
Federal National Mortgage Association               45,000       4,657,500
First USA Inc.                                      60,000       3,255,000
MBNA Corp.                                         120,000       4,995,000
Mercury Finance Co.                                139,500       3,400,313
Morgan Stanley Group, Inc.                          60,000       5,767,500
Travelers Group, Inc.                              110,000       5,843,750
                                                                 ----------
                                                                40,317,063
                                                                 ----------
Food & Beverage (1.4%)
Dole Food, Inc.                                    120,000       4,155,000
McCormick & Co., Inc.                              100,000       2,387,500
PepsiCo, Inc.                                      102,400       5,222,400
                                                                 ----------
                                                                11,764,900
                                                                 ----------
Hotels & Leisure (1.3%)
Brunswick Corp.                                    150,000       3,037,500
Circus Circus Enterprises,
  Inc. (a)                                          35,000         980,000
Disney (Walt) Co.                                   51,900       2,977,763
Hasbro Inc.                                         75,000       2,334,375
Hospitality Franchise Systems, Inc.                 40,000       2,095,000
                                                                 ----------
                                                                11,424,638
                                                                 ----------
Industrial Equipment (0.8%)
Dover Corp.                                        182,000       6,961,500
                                                                 ----------
Insurance (8.1%)
AFLAC Inc.                                         140,000       5,810,000
American General Corp.                             110,000       4,111,250
American International Group, Inc.                  87,750       7,458,750
Aon Corporation                                    101,450       4,146,769
The Chubb Corp.                                     40,000       3,840,000
Cigna Corp.                                         31,600       3,290,350
EXEL Limited                                       125,000       7,265,625
Marsh & McLennan Companies, Inc.                    84,000       7,381,500
MBIA, Inc.                                          63,000       4,441,500
MGIC Investment Corp.                               94,000       5,381,500
PMI Group                                           20,000         947,500
Progressive Corp.                                  130,000       5,817,500
Providian Corp.                                    104,000       4,316,000
Transamerica Corporation                            80,000       5,700,000
                                                                 ----------
                                                                69,908,244
                                                                 ----------

Metals & Mining (0.8%)
Freeport-McMoRan Copper & Gold Inc. Class A       500,000     $  2,812,500
Freeport-McMoRan Inc.                             175,000        4,484,375
                                                                 ----------
                                                                 7,296,875
                                                                 ----------
Oil & Gas (6.6%)
Amoco Crop.                                        58,300        3,738,487
British Petroleum PLC ADR                          22,312        2,005,291
Burlington Resources, Inc.                         95,000        3,681,250
Elf Aquitaine Inc. ADR                             48,925        1,645,069
Enron Corp.                                        76,000        2,546,000
Exxon Corp.                                       100,000        7,225,000
Repsol S.A. ADR                                   145,000        4,603,750
Royal Dutch Petroleum Co.                          93,100       11,428,025
Tenneco Inc.                                      105,700        4,888,625
Triton Energy Corp. (a)                           150,000        7,256,250
Union Texas Petroleum Holdings, Inc.              200,000        3,650,000
USX Marathon Group                                204,800        4,044,800
                                                                 ----------
                                                                56,712,547
                                                                 ----------
Paper (4.3%)
Alco Standard Corporation                          25,000        2,118,750
Avery Dennison Corp.                               96,000        4,032,000
Champion International Corp.                      146,600        7,898,075
Georgia-Pacific Corp.                              37,400        3,272,500
International Paper Co.                           107,200        4,502,400
James River Corp of VA                            115,000        3,680,000
Kimberly Clark Corp.                               64,400        4,322,850
Union Camp Corp.                                  124,300        7,162,788
                                                                 ----------
                                                                36,989,363
                                                                 ----------
Photographic Equipment & Supplies (0.6%)
Eastman Kodak Company                              80,000        4,740,000
                                                                 ----------
Pollution Control (0.5%)
Browning-Ferris Industries Inc.                   147,900        4,492,463
                                                                 ----------
Publishing (2.6%)
American Greetings Corp.                          256,400        7,820,200
Gannett Co. Inc.                                   84,300        4,604,888
McGraw Hill, Inc.                                  33,000        2,697,750
Readers Digest Association Inc. Class A           152,000        7,163,000
                                                                 ----------
                                                                22,285,838
                                                                 ----------
Retail Trade (5.7%)
American Stores Co.                               160,000     $  4,540,000
AutoZone, Inc. (a)                                110,000        2,805,000
Barnes & Noble, Inc. (a)                           35,000        1,338,750
Dayton Hudson Corp.                                50,000        3,793,750
Federated Department
  Stores (a)                                       89,700        2,545,237
Gymboree Corp. (a)                                 51,800        1,560,475
Home Depot, Inc.                                   45,000        1,794,375
Kohls Corp. (a)                                    26,000        1,348,750
May Department Stores Co.                         260,000       11,375,000
Office Depot, Inc. (a)                            191,900        5,780,988
Penney (J.C.) Co., Inc.                           100,000        4,962,500
Safeway, Inc. (a)                                  81,000        3,381,750
Wal-Mart Stores, Inc.                             160,000        3,980,000
                                                                 ----------
                                                                49,206,575
                                                                 ----------
Rubber & Plastics (0.5%)
The Goodyear Tire and Rubber Co.                  114,800        4,520,250
                                                                 ----------
Services (0.7%)
Loewen Group, Inc.                                 65,000        2,681,250
Manpower, Inc.                                     24,000          696,000
Service Corp. International                        75,000        2,934,375
                                                                 ----------
                                                                 6,311,625
                                                                 ----------
Telecommunications (4.1%)
Airtouch Communications (a)                       104,700        3,206,437
American Telephone & Telegraph Co.                 39,300        2,583,975
Andrew Corp. (a)                                   40,000        2,445,700
Ericsson (L.M.) Telephone Co. Class B ADR         475,800       11,657,100
MCI Communications Corp.                          134,400        3,502,800
Pacific Telesis Group                             103,000        3,167,250
Sprint Corp.                                      175,000        6,125,000
U.S. Robotics Corp.                                30,000        2,557,500
                                                                 ----------
                                                                35,245,762
                                                                 ----------
Transportation (1.8%)
AMR Corp. (a)                                      60,000        4,327,500
Burlington Northern Santa Fe                       71,500        5,183,750
Fritz Co. Inc. (a)                                  7,000          515,814
Union Pacific Corp.                                80,000        5,300,000
                                                                 ----------
                                                                15,327,064
                                                                 ----------
Total Common Stocks
  (Cost $596,891,696)                                          820,052,979
                                                                 ----------

Short-term Investments (5.5%)

                               Interest   Maturity       Par          Market
                                  Rate       Date       Value         Value
Commercial Paper (2.7%)
Associates Corp. of North
  America                         5.74%   10/17/95   $3,000,000   $  2,992,347
Bell Atlantic Financial
  Services                        5.70    10/20/95    1,500,000      1,495,488
Beneficial Corp.                  5.73    10/05/95    1,600,000      1,598,982
Canadian Wheat Board              5.70    10/06/95    1,000,000        999,208
Chevron Oil Finance Co.           5.72    10/03/95    1,600,000      1,599,492
Dean Witter Discover & Co.        5.75    10/02/95    1,000,000        999,840
Dupont E I De Nemours & Co.       5.95    10/10/95    1,500,000      1,497,769
General Electric Capital
  Services, Inc.                  5.70    10/12/95    3,000,000      2,994,775
National Rural Utilities
  Coop. Finance                   5.82    10/13/95    1,500,000      1,497,090
New South Wales Treasury          5.95    10/12/95      500,000        499,091
Pearson Inc.                      5.73    10/11/95    2,500,000      2,496,020
Prudential FDG Corp.              5.70    10/10/95    3,000,000      2,995,725
USL Capital Corp.                 5.74    10/19/95    1,500,000      1,495,695
                                                                     ---------
Total Commercial Paper                                              23,161,522
                                                                     ---------
U.S. Government Security
  (0.7%)
U.S. Treasury Bill                5.35    10/12/95    6,500,000      6,489,374
                                                                     ---------
Repurchase Agreement (2.1%)
State Street Bank & Trust Co. dated 09/29/95, 5.250%, to be
  repurchased  at $18,015,878 on 10/02/95, collateralized by
  $16,200,000 U.S. Treasury Notes at 7.625%, due 11/15/96,
  with a current market value of $18,370,800                        18,008,000
                                                                     ---------
Total Short-term Investments (Cost $47,658,896)                     47,658,896
                                                                     ---------
Total Investments (100.8%) (Cost $644,550,592) (b)                 867,711,875
Other Assets and Liabilities, Net (-0.8%)                           (7,109,860)
                                                                     ---------
Net Assets (100.0%)                                               $860,602,015
                                                                     =========
Net Asset Value Per Share (77,879,085 shares outstanding)               $11.05
                                                                     =========
(a) Non-income producing security.
(b) Gross unrealized appreciation and depreciation of
    investments at September 30, 1995 is as follows:
    Gross unrealized appreciation                                 $231,410,630
    Gross unrealized depreciation                                   (8,249,347)
                                                                     ---------
    Net unrealized appreciation                                   $223,161,283
                                                                     =========

Per Share Changes in Net Assets
                                         Year Ended December 31,
                              ----------------------------------------------
               Nine Months
                  Ended
                September
                 30, 1995
               (Unaudited)      1994       1993       1992       1991     1990
               -----------     -------    -------    -------     ----     -----
 Net asset
  value at
  beginning of
  period          $ 9.26       $10.40     $10.78     $11.20    $ 8.92    $ 9.58
                 ---------     ------     ------      ------     ----      ----
 Net
  investment
  income            0.07         0.11       0.12       0.16      0.17      0.18
 Distributions
  declared         (0.76)       (1.00)     (1.07)     (1.07)    (1.02)    (0.90)
 Change due to
  rights
  offering                      (0.05)(a)  (0.03)(a)  (0.05)(a)
 Net realized
  and
  unrealized
  gain (loss)
    on
  investments       2.48        (0.20)      0.78       0.54      3.13      0.06
 Provision for
  Federal
  income tax                               (0.18)
                 ---------     ------     ------      ------     ----      ----
 Net asset
  value at end
  of period       $11.05       $ 9.26     $10.40     $10.78    $11.20    $ 8.92
                 =========     ======     ======      ======    =====      ====

(a) Effect of ALL-STAR's rights offering for shares at a price below net asset value.